Summary Prospectus
August 31, 2026

NYSE Arca | FTRB

Federated Hermes Total Return Bond ETF

A Portfolio of Federated Hermes ETF Trust
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedHermes.com/us/FundInformation. You can also get this information at no cost by calling 1-800-341-7400, by sending an email request via Contact Us on FederatedHermes.com/us, or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2026, are incorporated by reference into this Summary Prospectus.

A fund seeking to provide total return by investing primarily in U.S. dollar denominated, investment-grade, fixed-income securities.
As with all funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes Total Return Bond ETF (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide total return.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell the Fund’s Shares (Shares). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.47%
Distribution (12b-1) Fee[1]	0.00%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.50%
Fee Waivers and/or Expense Reimbursements[2]	(0.11)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.39%
1
 The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may incur and pay a
Distribution (12b-1) Fee of up to a maximum of 0.25%. No such fee is currently incurred and paid by the Fund. The Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (“Trustees”).
2
 The Adviser and certain of its affiliates have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, taxes, litigation expenses, extraordinary expenses and proxy-related expenses, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.37% (the “Fee Limit”) up to but not including the later of (the “Termination Date”):
(a) September 1, 2027; or (b) the date of the Fund’s next effective Prospectus. These arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the approval of the Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$51
3 Years	$160
5 Years	$280
10 Years	$628
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund pursues its investment objective by investing primarily in U.S. dollar-denominated, investment-grade, fixed-income securities. In addition, the Fund may invest in high-yield, non-U.S. dollar-denominated, and emerging market fixed-income securities when Federated Investment Management Company (the “Adviser”) considers the risk-return prospects of those sectors to be attractive. The Fund may invest up to 25% of its total assets in noninvestment-grade debt securities (otherwise known as “junk bonds”). The amount of any unhedged non-U.S. dollar-denominated fixed-income securities and foreign currencies in the Fund’s portfolio will normally not exceed 10% of the Fund’s total assets. The maximum amount that the Fund may invest in non-U.S. dollar-denominated fixed-income securities and foreign currencies is 20% of the Fund’s total assets. Investment-grade, fixed-income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (NRSRO). Noninvestment-grade, fixed-income securities are rated in one of the six lowest categories (BB or lower) by a NRSRO, or in either case if unrated, of comparable quality as determined by the Adviser. The Adviser seeks to enhance the Fund’s performance by allocating relatively more of its portfolio to the sector that the

Adviser expects to offer a better balance between total return and risk and thus offer a greater potential for return. The Fund may invest in derivative contracts (in particular, futures contracts, option contracts and swap contracts) to implement its investment strategies. The Fund may also use derivative contracts to increase or decrease the portfolio’s exposure to the investments(s) underlying the derivative in an attempt to benefit from changes in the value of the underlying investment(s). There can be no assurance that the Fund’s uses of derivatives contracts will work as intended. Derivative investments made by the Fund that provide investment exposure to investments suggested by the Fund’s name are included within the Fund’s 80% policy and are calculated at notional value. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration or maturity parameters. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The Fund may also invest in inflation-indexed bonds, a type of fixed-income security that is structured to provide protection against inflation.
Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, to a lesser extent, the Fund may invest in certain government securities that are issued by entities whose activities are sponsored by the federal government but that have no explicit financial support.
The Adviser actively manages the Fund’s portfolio seeking total returns over longer time periods in excess of the Bloomberg US Aggregate Bond Index (BAB). The BAB is a composite index of the domestic, investment-grade, fixed-rate bond market, represented by the following sectors: government and credit securities; agency mortgage pass-through securities; asset-backed securities; and commercial mortgage-backed securities. The Adviser utilizes a five-part decision making process, focusing on: (1) duration; (2) yield curve; (3) sector allocation; (4) security selection; and (5) currency management, called the Alpha Pod process. This five-part investment process is designed to capitalize on the depth of experience and focus of each of the Adviser’s fixed-income sector teams–government, corporate, mortgage-backed, asset-backed, high-yield and international. First, the Adviser lengthens or shortens portfolio duration from time to time based on its interest rate outlook. Second, the Adviser strategically positions the portfolio based on its expectations for changes in the relative yield of similar securities with different maturities. Third, the Adviser pursues relative value opportunities within the sectors in which the Fund may invest. Fourth, the Adviser selects individual securities within each sector that it believes may outperform a sector-specific index.

Fifth, the Adviser monitors currency markets and off-shore macroeconomic and political trends which impact currency markets through interest rate differentials, inflation rates and investment flows. The Fund’s Adviser does not have a standard policy weighting to any of the five factors in its decision-making process but instead adjusts them in reacting to market conditions as appropriate.
There can be no assurance that the Adviser will be successful in achieving investment returns in excess of the BAB.
The Fund may sell securities for a variety of reasons such as to secure gains, limit losses, redeploy assets into more promising opportunities or when the Adviser’s fundamental view of an issuer or overall market valuations changes.
When selecting investments for the Fund, the Fund can invest in securities directly or in other investment companies, including, for example, funds advised by the Adviser or its affiliates (an “Underlying Fund”), as well as exchange-traded funds. The Underlying Funds may include funds which are not available for general investment by the public. The Underlying Funds in which the Fund invests are managed independently of the Fund and may incur additional expenses. The Fund may invest in mortgage-backed, high-yield and emerging market debt and bank loan Underlying Funds. Certain of these Underlying Funds may hold significant investments in companies whose financial condition is uncertain, where the borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. In addition, some of the loans in which an Underlying Fund may invest may be “covenant-lite” loans which do not include terms which allow the lender to control and track the performance of the borrower and declare a default if certain criteria are breached. At times, the Fund’s investment in Underlying Funds may be a substantial portion of the Fund’s portfolio.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.
What are the Main Risks of Investing in the Fund?
All funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■ Underlying Fund Risk. The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by the Underlying Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. The Fund bears Underlying Fund fees and expenses indirectly. The Fund may also earn capital gains from sales of shares of Underlying Funds and/or receive distributions of capital gains from Underlying Funds. The Fund distributes any net capital gains earned to Fund shareholders no less frequently than annually. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of the net long-term capital are taxable to you as long-term capital gains regardless of how long you have owned your Shares. Investment companies incur certain expenses, such as management fees and other operating expenses, and, therefore, any investment by the Fund in shares of other investment will be subject to two layers of fees and expenses. However, solely with respect to investments in affiliated Underlying Funds, to avoid charging duplicative management fees, the Adviser will waive and/or reimburse the Fund’s Management Fee in an amount equal to the net management fees charged by affiliated Underlying Funds to the Fund on the Fund’s net assets invested in the Underlying Funds.
■ Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
■ Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■ Call Risk. Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a “call”) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.
■ Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities (MBS) may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed-income securities when interest rates rise.
■ Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.

■ Counterparty Risk. Counterparty risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■ MBS Risk. A rise in interest rates may cause the value of MBS held by the Fund to decline. These securities may have exposure to borrowers with weakened credit histories, increasing the potential for default (subprime risk). Certain MBS issued by government sponsored enterprises (GSEs) are not backed by the full faith and credit of the U.S. government or a GSE. A non-agency MBS is subject to the risk that the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. The Fund’s investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS. The liquidity of non-agency MBS and CMOs may also vary dramatically over time.
■ Asset-Backed Securities (ABS) Risk. The value of asset-backed securities (ABS) may be affected by certain factors, such as interest rate risk, credit risk, prepayment risk and the availability of information concerning the pool of underlying assets and its structure. Under certain market conditions, ABS may be less liquid and may be difficult to value. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of ABS. ABS can also be subject to the risk of default on the underlying assets.
■ Liquidity Risk. The fixed-income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund could incur losses.
■ Risk of Inflation-Protected Bonds. The value of inflation-protected bonds is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). If interest rates rise due to reasons other than inflation, the Fund’s investment in these bonds may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
■ Risk of Investing in Loans. In addition to the risks generally associated with debt instruments, such as credit, market, interest rate, liquidity and derivatives risks, bank loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. The Fund’s access to the collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument. Loans generally are subject to legal or contractual restrictions on resale. Loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject securities laws protections against fraud and misrepresentation. While there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which the Fund invests, the Fund relies on the Adviser’s research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
■ Loan Liquidity Risk. Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. Transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet shareholder redemptions in a timely manner. Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete.
■ Loan Prepayment Risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled which may force the Fund to reinvest in lower-yielding instruments.
■ Agent Insolvency Risk. In a syndicated loan, the agent bank is the bank in the syndicate that undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day-to-day administration of the loan (such as processing interest rate calculations, processing draws, pursuing certain available contractual remedies, etc.).
■ Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.
■ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Global economic, political and financial conditions including geopolitical and other events (e.g., wars, sanctions and terrorism), legislative changes, or shifts in fiscal or monetary policy reform, industry or economic trends and developments, grid congestion or capacity constraints, natural disasters or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, have a significant effect on the economies of many nations, including the U.S., and financial markets generally and cause the Fund to experience volatility, illiquidity, loss of value, shareholder redemptions, and/or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
■ Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies and national governments, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
■ Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar-denominated securities.
■ European Union and Eurozone Related Risk. A number of countries in the European Union (EU), including certain countries within the EU that have adopted the euro (Eurozone), have experienced, and may continue to experience, severe economic and financial difficulties. Additional countries within the EU may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■ Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies. Securities markets within emerging market countries may experience low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries. There may be less publicly available information about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, and financial reporting standards comparable to those to which U.S. companies are subject.
■ Leverage Risk. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
■ Risk of Investing in Derivative Contracts. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts may also involve other risks described in this Prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.
■ Risk of Loss after Redemption. The Fund may also invest in trade finance loan instruments primarily by investing in other investment companies (which are not available for general investment by the public) that owns those instruments and that are advised by an affiliate of the Adviser and is structured as an extended payment fund (EPF). In the EPF, the Fund, as shareholder, will bear the risk of investment loss during the period between when shares of such EPF are presented to the transfer agent of the EPF for redemption and when the net asset value of the EPF is determined for payment of the redeemed EPF shares (the “Redemption Pricing Date”).
■ ETF Risk. As an ETF, the Fund is subject to the following risks:
Authorized Participants Concentration Risk. To the extent that the Fund invests in instruments that trade outside of a collateralized settlement system, it may have a limited number of financial institutions that act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, trading in Shares of the Fund may be significantly diminished, bid-ask spreads may widen, and the market price of Shares may represent a significant discount to net asset value (NAV). Shares may also face delisting from the Exchange.
Premium/Discount Risk. There may be times when the market price of the Fund’s Shares is more than the NAV intra-day (i.e., the market price represents a premium to NAV) or less than the NAV intra-day (i.e., the market price represents a discount to NAV) and when bid-ask spreads widen. As a result, shareholders of the Fund may pay more than NAV when purchasing Shares and receive less than NAV when selling Fund Shares. This risk is heightened in times of market volatility and in steep market declines. In addition, a Fund’s end-of-day market price may deviate from its NAV to the extent that the Fund invests in foreign securities whose local trading markets close before the U.S. market closes because, although the Fund may value such securities at their local market closing prices for purposes of calculating NAV, the broader market may assign them a different value, including due to after-hours developments in their local markets, which may be reflected in the market price of Shares.
Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of Shares. Secondary market trading is subject to bid-ask spreads and trading in Fund Shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell Shares of the Fund. In addition, although the Fund’s Shares are listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained, that bid-ask spreads will be narrow, or that the Fund’s Shares will continue to be listed.
Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its Shares only in large blocks called Creation Units and only to Authorized Participants. Unlike most other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. As a result, an investment in the Fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions, unlike an ETF that effects creations and redemptions only in-kind. In addition, costs could be imposed on the Fund which would have the effect of decreasing the Fund’s net asset value to the extent the costs are not offset by a transaction fee payable by an Authorized Participant.
■ Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
■ Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
■ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information with a broad-based securities market index. The Fund’s performance is also compared to a secondary index to show how the Fund’s performance compares with the returns of an index with similar investments. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedHermes.com/us or by calling 1-800-341-7400.

The Fund’s total return for the six-month period from January 1, 2026 to June 30, 2026, was 0.62%.
Within the periods shown in the bar chart, the Fund’s highest quarterly return was 2.71% (quarter ended March 31, 2025). Its lowest quarterly return was 1.30% (quarter ended December 31, 2025).
Average Annual Total Return Table
In addition to Return Before Taxes, Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

(For the Period Ended December 31, 2025)
Fund	1 Year	Since Inception
Inception Date:		01/02/2024
Return Before Taxes	7.87%	5.28%
Return After Taxes on Distributions	5.65%	3.16%
Return After Taxes on Distributions and Sale of Fund Shares	4.47%	3.04%
Bloomberg US Aggregate Bond Index[1] (reflects no deduction for fees, expenses or taxes)	7.30%	4.51%
Bloomberg US Universal Index[2] (reflects no deduction for fees, expenses or taxes)	7.58%	5.04%
Lipper Core Bond Funds Average[3]	7.22%	4.65%
1
 The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market, including
Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-
backed securities.
2
 The Bloomberg US Universal Index covers U.S. dollar-denominated, taxable bonds that are rated either investment grade or high-yield.
3
 Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company.
The Fund’s portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.
Donald T. Ellenberger, Senior Portfolio Manager, has been the Fund’s portfolio manager since its inception in December of 2023.
Nathan H. Kehm, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since its inception in December of 2023.
Jerome D. Conner, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since its inception in December of 2023.
purchase and sale of fund shares
The Fund is an exchange-traded fund (ETF). Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (“bid”) and the lowest price a seller is willing to accept for shares (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at FederatedHermes.com/us.
Tax Information
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Federated Hermes Total Return Bond ETF
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-23730
CUSIP 31423L404
Q456043 (8/26)
© 2026 Federated Hermes, Inc.